UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,
Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2026, Agape ATP Corporation (the “Company”) held its Annual Meeting of Stockholders.

All matters voted on at the Annual Meeting were approved. The voting results were as follows:

1.	Ratification of selection of independent registered public accounting firm. The voting results were as follows:

For	Against	Abstain
30,095,479	50	421

2.	By a resolution of members, to approve the re-appointment of five directors, How Kok Choong, Wilfredo Fernando Cortizo, Ramesh Rubin Louis, Ni Luh Dharma Kerti Natih, Rose Marie Kadende Kaiser, each to serve a term expiring at the next annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Directors	Votes For	Withheld Votes	Abstentions
How Kok Choong	29,562,792	2,898	421
Wilfrendo Fernando Cortizo	29,562,746	2,944	421
Ramesh Ruben Louis	29,562,896	2,794	421
Ni Luh Dharma Kerti Natih	29,562,839	2,851	421
Rose Marie Kadende Kaiseras	29,556,728	8,962	421

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), having an aggregate offering price of up to $300,000,000 pursuant to a registration statement on Form S-3 (the “S-3 shelf”), which the company intends to file with the securities and exchange commission (“SEC”) following shareholder approval. The voting results were as follows:

For	Against	Abstain
29,548,622	16,968	521

4.	To approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock splits of the company’s issued and outstanding Common Stock at any time before the next annual meeting of stockholders of the Company, in aggregate, of up to one-for-five thousand (1:5000), with the timing of any reverse split to be determined by the board in its discretion. The voting results were as follows:

For	Against	Abstain
29,969,661	125,867	421

5.	To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 30,000,000,000. The voting results were as follows:

For	Against	Abstain
30,073,422	22,106	421

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: February 2, 2026	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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